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                                                                  EXHIBIT 10.14

                                VIEWLOCITY, INC.
                           RESTRICTED STOCK AGREEMENT


         THIS AGREEMENT is made and entered into effective as of the __ day of _______, ____ (the "Effective Date"), by and between Viewlocity, Inc., a Delaware corporation (the "Company"), and ____________________ ("Employee").

                                   BACKGROUND

         A. The Board of Directors of the Company (the "Board") has authorized the issuance to Employee of an award of shares of the Company's common stock (the "Common Stock") pursuant to the Company's Stock Incentive Plan (the "Plan"), subject to certain restrictions as described herein.

         B. The Company and Employee wish to confirm herein the terms, conditions and restrictions of such award.

         For and in consideration of the premises, the mutual covenants contained herein, and other good and valuable consideration, the parties hereto agree:

                                   SECTION 1
                               PURCHASE OF SHARES

         1.1 PURCHASE OF SHARES. Subject to the terms, restrictions, limitations, and conditions stated herein and in the Plan, the Company hereby awards to Employee ___ shares of Common Stock (the "Shares"), subject to the terms and conditions set forth herein.

         1.2 VESTING OF SHARES. Employee shall become vested in the Shares as described in the Vesting Schedule set forth on Schedule I hereto, except that the Company's Board of Directors may, in its sole discretion, waive the Vesting Schedule, in which case all Shares shall become fully vested. The Shares which have become vested pursuant to the Vesting Schedule or by virtue of waiver of the Vesting Schedule by the Board are herein referred to as the "Vested Shares" and all of the Shares which are not Vested Shares are sometimes herein referred to as the "Unvested Shares."

         1.3 RIGHTS AS STOCKHOLDER. Except as expressly set forth herein, Employee shall have all rights as a stockholder of the Company with respect to the Shares, regardless of whether they are Vested Shares or Unvested Shares.

         1.4 INVESTMENT REPRESENTATIONS. Employee hereby represents, warrants, covenants, and agrees with the Company as follows:

             (a) The Shares being acquired by Employee will be acquired for Employee's own account without the participation of any other person, with the intent of holding the Shares for investment and without the intent of participating, directly or indirectly, in a distribution of the Shares and not with a view to, or for resale in connection with, any

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         distribution of the Shares, nor is Employee aware of the existence of any distribution of the Shares;

             (b) Employee is not acquiring the Shares based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Shares but rather upon an independent examination and judgment as to the prospects of the Company;

             (c) The Shares were not offered to Employee by means of publicly disseminated advertisements or sales literature, nor is Employee aware of any offers made to other persons by such means;

             (d) Employee is able to bear the economic risks of the investment in the Shares, including the risk of a complete loss of his investment therein;

             (e) Employee understands and agrees that the Shares will be issued and sold to Employee without registration under any state law relating to the registration of securities for sale, and will be issued and sold in reliance on the exemptions from registration under the Securities Act of 1933 (the "1933 Act"), provided by Sections 3(b) and/or 4(2) thereof and the rules and regulations promulgated thereunder;

             (f) The Shares cannot be offered for sale, sold or transferred by Employee other than pursuant to: (A) an effective registration under the 1933 Act or in a transaction otherwise in compliance with the 1933 Act; and (B) evidence satisfactory to the Company of compliance with the applicable securities laws of other jurisdictions. The Company shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the above laws;

             (g) The Company will be under no obligation to register the Shares or to comply with any exemption available for sale of the Shares without registration or filing, and the information or conditions necessary to permit routine sales of securities of the Company under Rule 144 of the 1933 Act are not now available and no assurance has been given that it or they will become available. The Company is under no obligation to act in any manner so as to make Rule 144 available with respect to the Shares;

             (h) Employee has and has had complete access to and the opportunity to review and make copies of all material documents related to the business of the Company, including, but not limited to, contracts, financial statements, tax returns, leases, deeds, and other books and records. Employee has examined such of these documents as Employee has wished and is familiar with the business and affairs of the Company. Employee realizes that the purchase of the Shares is a speculative investment and that any possible profit therefrom is uncertain;

             (i) Employee has had the opportunity to ask questions of and receive answers from the Company and any person acting on its behalf and to obtain all material information reasonably available with respect to the Company and its affairs. Employee has received all information and data with respect to the Company which Employee has

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         requested and which Employee has deemed relevant in connection with the evaluation of the merits and risks of Employee's investment in the Company;

(j) Employee has such knowledge and experience in financial and business matters that Employee is capable of evaluating the merits and risks of the purchase of the Shares hereunder and Employee is able to bear the economic risk of such purchase; and

(k) The agreements, representations, warranties, and covenants made by Employee herein extend to and apply to all of the Shares of the Company issued to Employee pursuant to this Agreement and the award documented hereby. Acceptance by Employee of a certificate representing such Shares shall constitute a confirmation by Employee that all such agreements, representations, warranties, and covenants made herein shall be true and correct at that time.

                                    SECTION 2
                             RESTRICTIONS ON SHARES

         2.1      RESTRICTIONS ON UNVESTED SHARES.

                  (a)  FORFEITURE UPON TERMINATION OF EMPLOYMENT.
Notwithstanding anything to the contrary herein, upon termination of Employee's employment with the Company for any reason, including Employee's death or disability, all Unvested Shares shall be automatically forfeited, effective as of the effective date of termination of employment, without any consideration payable to Employee.

                  (b) RESTRICTIONS ON TRANSFER OF UNVESTED SHARES. Unvested Shares shall not be transferable by Employee for any reason or in any manner, including by will or intestacy.

         2.2 RESTRICTIONS ON VESTED SHARES. The parties hereto acknowledge that the transferability of Vested Shares shall be governed by that certain Shareholders Agreement of the Company dated March 12, 1999 or such other shareholders agreement as governs the transferability of Common Stock as of the date of vesting.

         2.3 SECURITIES LAWS. Notwithstanding anything herein to the contrary, no transfer of Vested Shares will be permitted unless the Company is satisfied that such transfer will not violate any applicable state and federal securities laws.

                                   SECTION 3
                               GENERAL PROVISIONS

         3.1 CHANGE IN CAPITALIZATION. If the number of outstanding shares of the Company is increased or decreased by a change in par value, split-up, stock split, reverse stock split, reclassification, distribution of a stock dividend, or other similar capital adjustment, an appropriate adjustment shall be made by the Board in the number and kind of Shares, such that Employee's proportionate interest shall be maintained as before the occurrence of the event. No fractional shares shall be issued in making such adjustment. All adjustments made by the Board under this Section shall be final, binding, and conclusive.

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         3.2      LEGENDS.  Each certificate representing the Shares shall be endorsed with the following legend and Employee shall not make any transfer of the Shares without first complying with the restrictions on transfer described in such legend:

                             TRANSFER IS RESTRICTED

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL AND OTHER RESTRICTIONS ON TRANSFER SET FORTH IN A RESTRICTED STOCK AGREEMENT DATED _____________ _________, 1999, A COPY OF WHICH IS AVAILABLE FROM THE COMPANY.

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, OR HYPOTHECATED UNLESS (1) THERE IS AN EFFECTIVE REGISTRATION UNDER SUCH ACT COVERING SUCH SECURITIES, (2) THE TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR (3) THE ISSUER RECEIVES AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT.

         Employee agrees that the Company may also endorse any other legends required by applicable federal or state securities laws.

         The Company need not register a transfer of the Shares, and may also instruct its transfer agent, if any, not to register the transfer of the Shares unless the conditions specified in the foregoing legends are satisfied.

         3.3      Removal of Legend and Transfer Restrictions.

                  (a) Any legend endorsed on a certificate pursuant to Section
         3.2 and the stop transfer instructions with respect to the Shares shall be removed and the Company shall issue a certificate without such legend to the holder thereof if such Shares are registered under the Securities Act and a prospectus meeting the requirements of Section 10 of the Securities Act is available.

                  (b) The restrictions described in the second sentence of the legend set forth in Section 3.2 may be removed at such time as permitted by Rule 144(k) promulgated under the Securities Act.

         3.4 GOVERNING LAWS. This Agreement shall be construed, administered and enforced according to the laws of the State of Georgia; provided, however, no Shares shall be issued except, in the reasonable judgment of the Board, in compliance with exemptions under applicable state securities laws of the state in which Employee resides, and/or any other applicable securities laws.

         3.5 SUCCESSORS. This Agreement shall be binding upon and inure to the benefit of the heirs, legal representatives, successors, and permitted assigns of the parties.

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         3.6      NOTICE.  Except as otherwise specified herein, all notices and other communications under this Agreement shall be in writing and shall be deemed to have been given if personally delivered or if sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the proposed recipient at the last known address of the recipient. Any party may designate any other address to which notices shall be sent by giving notice of the address to the other parties in the same manner as provided herein.

         3.7 SEVERABILITY. In the event that any one or more of the provisions or portion thereof contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of this Agreement, and this Agreement shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

         3.8 ENTIRE AGREEMENT. This Agreement, the Employment Agreement and the attachments thereto express the entire understanding and agreement of the parties with respect to the subject matter. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

         3.9 VIOLATION. Any transfer, pledge, sale, assignment, or hypothecation of the Shares or any portion thereof shall be a violation of the terms of this Agreement and shall be void and without effect.

         3.10 HEADINGS. Paragraph headings used herein are for convenience of reference only and shall not be considered in construing this Agreement.

         3.11 SPECIFIC PERFORMANCE. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

         3.12 NO EMPLOYMENT RIGHTS CREATED. The award of Shares hereunder shall not be construed as giving Employee the right to continued employment with the Company.

         3.13 TAX CONSEQUENCES. Employee acknowledges that he is not relying on the Company for tax advice with respect to this award or vesting of the Shares. Employee agrees to consult his individual tax Employee regarding the advisability of filing an election under Section 83 of the Internal Revenue Code of 1986, as amended.

         3.14 ADDITIONAL CONDITION TO SHARES. In order to not forfeit the Shares, Employee must deliver to the Company, within ten (10) days following notice by the Company, a certified check payable to the Company in the amount of all withholding tax obligations (whether federal, state or local), imposed on the Company by reason of the award or the vesting of the Shares.

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         IN WITNESS WHEREOF, the parties have executed and sealed this
Agreement on the day and year first set forth above.

                                VIEWLOCITY, INC.

                                By:
                                   -----------------------------------------

                                Name:
                                     ---------------------------------------

                                Title:
                                      --------------------------------------



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                                   SCHEDULE I
                                       TO
                                VIEWLOCITY, INC.
                           RESTRICTED STOCK AGREEMENT


                                VESTING SCHEDULE
                                ----------------



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